UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHAIN BRIDGE I
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED DECEMBER 29, 2023

CHAIN BRIDGE I

8 The Green # 17538

Dover, DE 19901

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 14, 2024

TO THE SHAREHOLDERS OF
Chain Bridge I:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of Chain Bridge I (the “Company,” “Chain Bridge,” “we,” “us” or “our”) to be held at 11:00 a.m. ET on February 14, 2024. The physical place of the meeting will be at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007. Shareholders of the Company will also be able to attend the General Meeting virtually at the following website: https://www.cstproxy.com/chainbg/2024.

Even if you are planning on attending the General Meeting, please promptly submit your proxy vote online, or, by completing, dating, signing and returning the enclosed proxy card, so your shares will be represented at the General Meeting. Instructions on voting your shares are in the accompanying proxy materials. Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [●], 2024, and is first being mailed to shareholders of Chain Bridge on or about [●], 2024. The sole purpose of the General Meeting is to consider and vote upon the following proposals:

1.	The Amendment Proposal. A proposal to amend and restate, by way of a special resolution, the Company’s amended and restated memorandum and articles of association, as amended from time to time (the “Existing Charter”), to:

•	extend from February 15, 2024 to November 15, 2024 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; and

•	provide for the right of the holders of our Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), to convert such shares into shares of our Class A Ordinary Shares, par value $0.0001 per share (the “Class A Shares”), on a one-to-one basis at the election of such holders. Class A Shares issued upon conversion of Class B Shares will not be entitled to receive funds from the Trust Account through redemptions or otherwise; and

•	to remove a statement that there are no limits on the number of Ordinary Shares which may be issued by the Company and to clarify that the Company may issue and that certificates may, but are not required, to be issued to evidence ownership of Ordinary Shares.

2.	The Adjournment Proposal. A proposal to approve the adjournment of the General Meeting to a later date or dates, if necessary, and to instruct the chairman of the same in accordance with Article 14.7 of the Existing Charter, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the General Meeting if there are not sufficient votes to approve the Amendment Proposal.

The Company’s new management, as described further in the accompany Proxy Statement, has identified several potential target companies for a Business Combination (the “Potential Business Combination”) which the Company believes are compelling opportunities for the Company’s Business Combination. The Company has begun to enter into discussions with such potential targets. The Company cannot assure you that it will enter into a definitive business combination agreement with any of the targets.

The purposes of the Amendment Proposal are to allow the Company additional time to complete its initial Business Combination and to provide the Company with flexibility to remain in compliance with the continued listing standards of the Nasdaq Capital Market on which the Company’s securities are listed despite potential redemptions of the Public Shares in connection with the proposed extension of the Termination Date.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the General Meeting to a later date or dates in accordance with Article 14.7 of the Existing Charter to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal.

Each of the Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Whether or not you plan to attend the General Meeting, we urge you to read this material carefully and vote your shares.

You are not being asked to vote on the Business Combination at this time. If the Amendment Proposal is approved, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

After careful consideration of all relevant factors, the Company’s Board of Directors recommends that you vote or give instructions to vote (i) “FOR” the Amendment Proposal; and (ii) “FOR” the Adjournment Proposal.

Your vote is important. It is important that your shares be represented at the General Meeting. Please vote as soon as possible by returning your proxy card or voting online at https://www.cstproxy.com/chainbg/2024 by entering the control information found on your proxy card. If you do vote your shares by returning your proxy card or voting online, you will be able to vote at the General Meeting by entering the control information found on your proxy card when you enter the virtual meeting at: https://www.cstproxy.com/chainbg/2024 or completing a ballot at the physical meeting.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

Daniel Wainstein
Chairperson of the Board of Directors

[●], 2023

CHAIN BRIDGE I
8 The Green # 17538

Dover, DE 19901

PROXY STATEMENT

The Extraordinary General Meeting (the “General Meeting”) of the shareholders of Chain Bridge I, a Cayman Islands exempted company (the “Company,” “Chain Bridge,” “we,” “us” or “our”), will be held at 11:00 a.m. ET on February 14, 2024.

For the purposes of the Company’s Existing Charter, the physical place of the meeting will be at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007. You will be able to attend, vote your shares, and submit questions during the General Meeting at the physical location or via a live webcast available at https://www.cstproxy.com/chainbg/2024. If you plan to attend the virtual online General Meeting, you will need your control number to vote electronically at the General Meeting.

The General Meeting will be held for the purpose of considering and voting upon the following proposals:

1.	The Amendment Proposal. A proposal to amend and restate, by way of a special resolution, the Company’s amended and restated memorandum and articles of association, as amended from time to time (the “Existing Charter”), to:

•	extend from February 15, 2024 (the “Existing Termination Date’) to November 15, 2024 (the “Extended Termination Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law;

•	provide for the right of the holders of our Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), to convert such shares into shares of our Class A Ordinary Shares, par value $0.0001 per share (the “Class A Shares”), on a one-to-one basis at the election of such holders. Class A Shares issued upon conversion of Class B Shares will not be entitled to receive funds from the Trust Account through redemptions or otherwise; and

•	to remove a statement that there are no limits on the number of Ordinary Shares which may be issued by the Company and to clarify that the Company may issue and that certificates may, but are not required, to be issued to evidence ownership of Ordinary Shares.

2.	The Adjournment Proposal. A proposal to approve the adjournment of the General Meeting to a later date or dates, if necessary, and to instruct the chairman of the same in accordance with Article 14.7 of the Existing Charter, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the General Meeting if there are not sufficient votes to approve the Amendment Proposal.

On November 15, 2021, the Company consummated its IPO of 23,000,000 units, including 3,000,000 additional units to cover over-allotments, at $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with CBG and CB Co-Investment of 10,550,000 warrants (the “Private Warrants”), generating gross proceeds of $10,550,000. Among the Private Warrants, 8,775,000 Private Warrants were purchased by CBG and 1,775,000 Private Warrants were purchased by CB Co-Investment. As of November 15, 2021, a total of $234.6 million of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the persons holding Public Shares, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account.

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Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before February 15, 2024. If the Amendment Proposal is approved, the Company would have until November 15, 2024 to consummate an initial Business Combination, which is a total of up to 36 months from the consummation of the Company’s IPO.

On May 10, 2023, the Company, CBG, and CB Co-Investment entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with one or more unaffiliated third party or parties in exchange for each such third party or third parties agreeing not to redeem 400,000 ordinary shares of the Company sold in its IPO (the “Non-Redeemed Shares”) at an extraordinary general meeting of its shareholders to be held on May 12, 2023 (the “Special Meeting”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor and CB Co-Investment, as applicable, have agreed to transfer, to each such third party purchaser(s) 100,000 ordinary shares of the Company held by CBG or CB Co-Investment, as applicable, plus up to an additional 50,000 ordinary shares of the Company held by the Sponsor or CB Co-Investment, as applicable, with such number of additional ordinary shares of the Company to be determined based upon the date of the consummation of the Company’s initial business combination. Such transfer of ordinary shares of the Company shall be effected immediately following the consummation of the Company’s Business Combination if such third party or third parties continue to hold the Non-Redeemed Shares through the Special Meeting. In connection with such shareholder vote, the holders of an aggregate of 18,848,866 Class A ordinary shares of the Company exercised their right to redeem their shares for an aggregate of approximately $197,854,025 in cash held in the Trust Account.

All holders of the Company’s Public Shares, whether they vote for or against the Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Amendment Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Amendment Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Amendment Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[●] per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $[●]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

This proxy statement is dated [•] and, together with the proxy card, is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.            Why am I receiving these materials?

A.            This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the General Meeting.

Your vote is important. Please sign, date and return the proxy card delivered to you with this Proxy Statement in the postage-paid envelope provided or voting online at https://www.cstproxy.com/chainbg/2024 by entering the control information found on your proxy card, even if you plan to attend the General Meeting. If you hold your shares in an account at a broker, bank or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the General Meeting, your shares will be voted at the General Meeting. Voting now will not limit your right to change your vote or to attend the General Meeting.

Q.	What is being voted on?

A.             You are being asked to consider and vote to approve:

o	the Amendment Proposal extending the Existing Termination Date and providing for the optional conversion of Class B Ordinary Shares into Class A Ordinary Shares which will not be entitled to receive funds from the Trust Account through redemptions or otherwise; and

o	the Adjournment Proposal to adjourn the General Meeting under certain circumstances.

Q.	Why is the Company proposing the Amendment Proposal?

A.            Extension of the Deadline: As more fully described in “Background” beginning on Page 11, the Company recently had a change of control. The Company’s new management has identified several potential target companies that the Company believes are compelling opportunities for the Company’s Business Combination. The Company has begun to enter into discussions with such potential targets. The Company believes that given its past expenditure of time, effort, and money searching for a Business Combination opportunity and the possibilities available to the Company’s new management, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. We do not believe that we will have sufficient time to consummate an initial Business Combination prior to the Existing Termination Date, February 15, 2024. Therefore, we are seeking approval of the Amendment Proposal to extend the deadline to November 15, 2024.

The Board of Directors of the Company (the “Board”) believes the Company’s shareholders will benefit from the Company consummating an initial Business Combination and is proposing the Amendment Proposal to amend the terms by which the Company may extend the date by which the Company has to complete an initial Business Combination and would allow you as a shareholder the benefit of voting for an initial Business Combination and remaining a shareholder in the post-Business Combination company, if you desire.

Optional Conversion of Class B Shares: The potential redemptions of Public Shares in connection with the amendment and restatement of the Company’s Existing Charter to extend the Existing Termination Date, as more fully described in this Proxy Statement, have the potential to result in the Company being unable to meet certain continued listing requirements of the Nasdaq Capital Market on which the Company’s securities are listed (the “Continued Listing Requirements”) which require at least 500,000 of our Class A Shares to be held by at least 300 holders who are not affiliates of the Company. Failure to comply with any of the Continued Listing Requirements could result in the delisting of the Company’s securities.

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The Board believes the listing of the Company’s securities on Nasdaq Capital Markets is necessary to maximize shareholder value in a Business Combination and, possibly to consummate a Business Combination at all and is proposing the Amendment Proposal to allow conversion of the Series B Shares to Series A Shares in order to provide the Company with additional opportunities to cause Class A Shares to be transferred to public holders should redemptions of our Public Shares otherwise cause the Company not to meet the Continued Listing Standards.

Accordingly, we believe that the Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE AMENDMENT PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE EXTENDED DATE (NOVEMBER 15, 2024).

Q.	May I redeem my Public Shares in connection with the vote on the Amendment Proposal?

A.             Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles the holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account. Holders of Public Shares do not need to vote against the Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Amendment Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination.

Q.	Why is the Company proposing the Adjournment Proposal?

The Adjournment Proposal, if adopted, will allow the Board to adjourn the General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.             Chain Bridge Group (“CBG”), CB Co-Investment LLC (“CB Co-Investment”) and Roger Lazarus, entered into voting agreements (the “Voting Agreements”) pursuant to which they agreed to vote all of the voting securities of the Company that each of them is entitled to vote as of the date thereof or thereafter in favor of the Amendment Proposal Fulton AC and our directors and officers are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Amendment Proposal and the Adjournment Proposal.

Fulton AC, CBG, CB Co-Investment, the Company’s directors and executive officers, and certain other individuals are not entitled to redeem such shares in connection with the Amendment Proposal. On the Record Date, they held an aggregate              of Class B Ordinary Shares representing in the aggregate approximately               % of the Company’s issued and outstanding Ordinary Shares. Fulton AC, CBG, and the Company’s directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Amendment Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Amendment Proposal.

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Q.	What vote is required to adopt the proposals?

A.             Amendment Proposal. The Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, by the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, by the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q.	What if I do not want to approve the Amendment Proposal or the Adjournment Proposal?

A.             If you do not want to approve the Amendment Proposal or the Adjournment Proposal, you must vote against each proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A.             Other than the extension until the Extended Termination Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate an initial Business Combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Amendment Proposal is not approved?

A.             If the Amendment Proposal is not approved at the General Meeting, and we are unable to consummate an initial Business Combination prior to or on February 15, 2024, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo a liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such winding up, liquidation and dissolution under the terms of our Existing Charter.

Our holders of shares as of immediately prior to our IPO, including CBG, CB Co-Investment, our executive officers and directors at the time, certain other individuals, and Fulton AC, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 5,750,000 Class B Ordinary Shares issued and outstanding (“Insider Shares” or “insider shares”). Additionally, there will be no distribution from the Trust Account with respect to our Private Warrants, which will expire worthless. At the time of winding up, liquidation and dissolution, the Private Warrants will expire and Fulton AC, CBG and CB Co-Investment will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of Public Shares) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

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Q.	If the Amendment Proposal is approved, what happens next?

A.             If the Amendment Proposal is approved, the Company will continue to attempt to consummate an initial Business Combination until the Extended Termination Date or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial Business Combination by the Extended Termination Date, if applicable, and does not wish to seek an additional extension.

If the Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Pursuant to the Voting Agreements, each of CBG and CB Co-Investment have agreed to irrevocably exercise such Shareholder’s right to convert all of its Class B Ordinary Shares immediately upon such approval.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed Business Combination?

A.             Unless you elect to redeem your shares in connection with this shareholder vote to approve the Amendment Proposal, you will be able to vote on any initial Business Combination when it is submitted to shareholders. If you disagree with any initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of any initial Business Combination in connection with the shareholder vote to approve such initial Business Combination, subject to any limitations set forth in the Existing Charter which limitations are not amended or changed by the Amendment Proposal.

Q.	How do I change my vote?

A.             If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Continental Stock Transfer & Trust Company at One State Street Plaza, 30th Floor, New York, NY 10004, Phone: 917.262.2373, Email: proxy@continentalstock.com, prior to the commencement of the General Meeting.

Q.	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:            No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Amendment Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

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Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	What will happen if I abstain from voting or fail to vote at the General Meeting?

A:             At the General Meeting, Chain Bridge will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds shares in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on either of the Proposals. However, as we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank or other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:             Signed and dated proxies received by Chain Bridge without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q:	If I am not going to attend the General Meeting, should I return my proxy card instead?

A:             Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?

A:             Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the internet, or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Phone: 917.262.2373

Email: proxy@continentalstock.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:             You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

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Q:	What is a quorum requirement?

A:             A quorum of shareholders is necessary to hold a valid meeting. Holders of one third of the issued and outstanding Ordinary Shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the Board decides. As of the Record Date for the General Meeting, [●] Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q:	Who can vote at the General Meeting?

A:             Only holders of record of the Company’s Ordinary Shares at the close of business on January 9, 2024 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were [●] outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the Amendment Proposal and the Adjournment Proposal?

A:             Yes. The Board recommends that the Company’s shareholders vote “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Amendment Proposal?

A:             The Company’s directors, officers and their affiliates have interests in the Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and Private Warrants that will become worthless if the Amendment Proposal is not approved and we are unable to consummate an initial Business Combination prior to or on February 15, 2024. See the section entitled “Interests of Fulton AC, CBG, CB Co-Investment and our Directors and Officers” on Page 13.

Q:	What if I object to the Amendment Proposal? Do I have appraisal or dissenters’ rights?

A:             Company’s shareholders do not have appraisal rights in connection with the Amendment Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company, which is not the case with the Amendment Proposal.

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Q:	How do I redeem my Ordinary Shares of the Company?

A:             In connection with the General Meeting and the vote on the Amendment Proposal, each holder of Public Shares may seek to redeem their shares for their pro rata portion of the funds held in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Phone: 917.262.2373, Email: proxy@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Amendment Proposal.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:             Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. They will not be paid any additional amounts for soliciting proxies. Chain Bridge will pay the cost of soliciting proxies for the General Meeting. Chain Bridge will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners.

Q:	Who can help answer my questions?

A:             If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Andrew Cohen or Roger Lazarus at:

Chain Bridge I

8 The Green # 17538

Dover, DE 19901
Phone: (302) 597-7438

You may also obtain additional information about Chain Bridge from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated November 9, 2021 and filed with the SEC on November 12, 2021 pursuant to Rule 424(b)(4) (File No. 333-254502), and the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and December 31, 2022, filed with the SEC on March 18, 2022 and March 17, 2023. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

The Company is a blank check company incorporated on January 21, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses, which we refer to as the “Business Combination”. Our Business Combination and value creation strategy is to identify and complete our initial Business Combination with a growth-oriented, market-leading company in an industry that complements the collective investment experience and expertise of our management team, and to build long-term shareholder value.

The IPO and Trust Account

On November 15, 2021, the Company consummated its IPO of 23,000,000 units, including 3,000,000 additional units to cover over-allotments, at $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with CBG and CB Co-Investment of 10,550,000 warrants (the “Private Warrants”), generating gross proceeds of $10,550,000. Among the Private Warrants, 8,775,000 Private Warrants were purchased by CBG and 1,775,000 Private Warrants were purchased by CB Co-Investment. As of November 15, 2021, a total of $234.6 million of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the persons holding Public Shares, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account.

Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before February 15, 2024. If the Amendment Proposal is approved, the Company would have until November 15, 2024 to consummate an initial Business Combination, which is a total of up to 36 months from the consummation of the Company’s IPO.

On May 10, 2023, the Company, CBG, and CB Co-Investment entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with one or more unaffiliated third party or parties in exchange for each such third party or third parties agreeing not to redeem 400,000 ordinary shares of the Company sold in its IPO (the “Non-Redeemed Shares”) at an extraordinary general meeting of its shareholders to be held on May 12, 2023 (the “Special Meeting”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor and CB Co-Investment, as applicable, have agreed to transfer, to each such third party purchaser(s) 100,000 ordinary shares of the Company held by CBG or CB Co-Investment, as applicable, plus up to an additional 50,000 ordinary shares of the Company held by the Sponsor or CB Co-Investment, as applicable, with such number of additional ordinary shares of the Company to be determined based upon the date of the consummation of the Company’s initial business combination. Such transfer of ordinary shares of the Company shall be effected immediately following the consummation of the Company’s Business Combination if such third party or third parties continue to hold the Non-Redeemed Shares through the Special Meeting. In connection with such shareholder vote, the holders of an aggregate of 18,848,866 Class A ordinary shares of the Company exercised their right to redeem their shares for an aggregate of approximately $197,854,025 in cash held in the Trust Account.

Change of Control

On December 29, 2023 (the “Closing Date”), the Company, CBG, CB Co-Investment LLC and Fulton AC, consummated the transactions contemplated by that certain Securities Purchase Agreement (the “Agreement”), pursuant to which Fulton AC acquired from the CBG and CB-Co Investment (together, the “Sellers”) an aggregate of (i) 3,035,000 Class B Ordinary Shares, representing 52.78% of the Class B Ordinary Shares issued and outstanding and 30.65% of the total issued and outstanding ordinary shares of the Company and (ii) warrants to purchase 7,385,000 Class A Ordinary Shares exercisable 30 days after the consummation of a Business Combination in accordance with the Existing Charter.

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Effective as of the Closing Date, all of our officers, other than our Chief Financial Officer, and the entirety of the Board resigned. Further, the Board was decreased from five to four members. Prior to resigning, the Board appointed Andrew Cohen, Daniel Wainstein, Lewis Silberman and Paul Baron to fill the vacancies on the Board created by such resignations and appointed Andrew Cohen as Chief Executive Officer of the Company. Roger Lazarus, our Chief Financial Officer, will continue to be the Chief Financial Officer of the Company. On December 11, 2023, the Company filed with the Securities and Exchange Commission and transmitted to its shareholders an information statement on Schedule 14f-1 setting out information about the changes to the Board and our chief executive officer.

Further CB Co-Investment irrevocably agreed to convert the $1.15 million loan by CB Co-Investment to the Company into Loan Conversion Warrants (as contemplated and defined in that certain Warrant Agreement, dated November 9, 2021 by and between the Company our transfer agent (the “Warrant Agreement”)). Upon consummation of a Business Combination. 805,000, 273,431 and 71,569 of the Loan Conversion Warrants will be issued to Fulton AC, CBG and CB Co-Investment, respectively.

All other outstanding loans to the Company by the Sellers were terminated.

The mailing address of our principal executive office is 8 The Green # 17538 Dover, DE 19901. Our telephone number is (302) 597-7438.

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Interests of Fulton AC, CBG, CB Co-Investment and our Directors and Officers

When you consider the recommendations of our Board, you should keep in mind that Fulton AC, our largest shareholder, CBG, CB Co-Investment and our directors and officers have interests that may be different from, or in addition to, your interest as a shareholder. These interests include, among other things:

•	Fulton AC, CBG and CB Co-Investment hold 3,035,000, 1,983,335 and 575,665 Class B Shares, respectively, and 7,385,000, 2,508,431 and 656,569 Private Warrants, respectively. CB Co-Investment has irrevocably converted its loan to Loan Conversion Warrants as contemplated in the Warrant Agreement. Upon consummation of a Business Combination. 805,000, 273,431 and 71,569 of the Loan Conversion Warrants will be issued to Fulton AC, CBG and CB Co-Investment, respectively. In addition, certain of our executive officers have beneficial interests in Fulton AC or CBG. All of the Class B Shares and Private Warrants will expire worthless if a business combination is not consummated. On the other hand, if a Business Combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our Ordinary Shares experience a negative rate of return, due to the price at which the Class B Shares were purchased;

•	If the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, Fulton AC has agreed to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidate date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	None of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors (at least through the date of the extraordinary general meeting to be called to vote on a proposed Business Combination) and may even continue to serve following any potential Business Combination and receive compensation thereafter;

•	All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination. If the Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	Fulton AC or our officers and directors may loan funds to us or may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial Business Combination. If the Amendment Proposal is not approved and an initial Business Combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Amendment Proposal is approved and the Company consummates an initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

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PROPOSAL NO. 1
THE AMENDMENT PROPOSAL

The Amendment Proposal

The Company is proposing to amend and restate its Existing Charter (such amendment, the “2nd A&R Charter”) to:

o	extend from February 15, 2024 (the “Existing Termination Date’) to November 15, 2024 (the “Extended Termination Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; and

o	provide for the right of the holders of our Class B Shares to convert such shares into Class A Shares, on a one-to-one basis at the election of such holders. Class A Shares issued upon conversion of Class B Shares will not be entitled to receive funds from the Trust Account through redemptions or otherwise; and

o	to remove a statement that there are no limits on the number of Ordinary Shares which may be issued by the Company and to clarify that the Company may issue and that certificates may, but are not required, to be issued to evidence ownership of Ordinary Shares.

The Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial Business Combination and provide the Company with flexibility to remain in compliance with the Continued Listing Standards despite potential redemptions of the Public Shares in connection the proposed extension of the Termination Date

Approval of the Amendment Proposal is a condition to the filing of the 2nd A&R Amendment. A copy of the 2nd A&R Amendment is attached to this Proxy Statement as Annex A; and

All holders of the Company’s Public Shares, whether they vote for or against the Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Amendment Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Amendment Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Amendment Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[●] per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $[●]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for Extending the Termination Date

The Company’s Existing Charter provides that the Company has until February 15, 2024 to complete an initial Business Combination (the “Existing Extension Terms”). If the Amendment Proposal is approved, the Existing Extension Terms will be deleted from the Existing Charter and the Company would have until November 15, 2024 to consummate an initial Business Combination, which is a total of up to 36 months from the consummation of the Company’s IPO, without the requirement that additional cash be deposited into the Trust Account.

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The Company’s new management has identified several potential target companies for a Business Combination which the Company believes are compelling opportunities for the Company’s Business Combination. The Company has begun to enter into discussions with such potential targets. The Company cannot assure you that it will enter into a definitive business combination agreement with any of the targets.

The Company believes that given its expenditure of time, effort, and money searching for a potential initial Business Combination opportunity, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. Accordingly, the Company has determined to seek shareholder approval to amend the terms by which the Company can extend the time for closing an initial Business Combination beyond February 15, 2024. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial Business Combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

Reasons for Providing a Conversion Right to Holders of Class B Shares

Potential redemptions of Public Shares in connection with the amendment and restatement of the Company’s Existing Charter to extend the Existing Termination Date, as more fully described below, may result in the Company being unable to meet certain Continued Listing Requirements which require at least 500,000 of our Class A Shares to be held by at least 300 holders who are not affiliates of the Company. Failure to comply with any of the Continued Listing Requirements could result in the delisting of the Company’s securities.

The Existing Charter provides that the Class B Shares convert automatically to Class Shares upon consummation of a Business Combination at least on a one-to-one basis. The purpose amending the Existing Charter to allow conversion of Class B Shares at any time prior to the Business Combination at the option of the holder is to allow additional shares of Class A Shares to be available and transferred to public holders to continue to comply with Continued Listing Requirements.

The Board believes that the value to the Company’s shareholders of a Business Combination will be impaired if the Company’s Securities are not listed and a consummation of a Business Combination may not be possible at all if the Company securities are delisted. Accordingly, without the ability to continue to comply with the Continued Listing Requirements, the extension of the Termination Date will likely not provide the holders of Public Shares the opportunity to consider and vote on a Business Combination.

If the Amendment Proposal is Not Approved

If the Amendment Proposal is not approved, and we are unable to consummate any Business Combination prior to or on February 15, 2024, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such winding up, liquidation and dissolution. At such time, the Private Warrants will expire and Fulton AC, CBG, CB Co-Investment and our officers and directors will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the nominal par value of the shares of our holders of Public Shares) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest and less up to US$100,000 of interest to pay dissolution expenses). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

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Our Initial Shareholders, including CBG and CB Co-Investment LLC, and Fulton AC have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the Insider Shares. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

If the Amendment Proposal is Approved

If the Amendment Proposal is approved, the Existing Charter will be amended and restated as set forth in the 2nd ASR Charter attached as Annex A to this Proxy Statement and the Company would have up to an additional nine months after the Existing Termination Date to consummate a potential Business Combination, until November 15, 2024, which is a total of up to 36 months from the consummation of the Company’s IPO to complete an initial Business Combination. The Company will continue to attempt to consummate an initial Business Combination until the Extended Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate an initial Business Combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE AMENDMENT PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Amendment Proposal is approved, and the Extension Amendment becomes effective, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date, if the Amendment Proposal is approved and the Extension Amendment becomes effective.

If the Amendment Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Amendment Proposal (after taking into account the redemption of Public Shares).

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TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: PHONE: 917.262.2373, EMAIL: proxy@continentalstock.com, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Amendment Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a holder of Public Shares tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a holder of Public Shares tenders shares, and the Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a holder of Public Shares who tenders shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the filing of the Amendment Proposal. The transfer agent will hold the certificates of holders of Public Shares that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[●] per Public Share. The closing price of the Ordinary Shares on the Record Date was $[●]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

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If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Amendment Proposal. If the Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, by the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Amendment Proposal. As a result, if you abstain from voting on the Amendment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT PROPOSAL.

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PROPOSAL NO. 2
THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chair’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chair will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Amendment Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

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THE GENERAL MEETING

Date, Time and Place. The General Meeting will be held at 11:00 a.m. ET on February 14, 2024. For the purposes of our Existing Charter, the

For the purposes of the Company’s Existing Charter, the physical place of the meeting will be at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007. You will be able to attend, vote your shares, and submit questions during the General Meeting at the physical location or via a live webcast available at https://www.cstproxy.com/chainbg/2024. If you plan to attend the virtual online General Meeting, you will need your control number to vote electronically at the General Meeting.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on January 9, 2024, the Record Date for the General Meeting. At the close of business on the Record Date, there were [●] outstanding Ordinary Shares, each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting.

Required Votes

The Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

CBG and CB Co-Investment have each entered into Voting Agreements with the Company and Fulton AC pursuant to which each of them agreed to vote all of the voting securities of the Company that each is entitled to vote in favor of the Amendment Proposal. Fulton AC and the Company’s directors, executive officers and their affiliates are also expected to vote any Ordinary Shares owned by them in favor of the Amendment Proposal.

On the Record Date, they beneficially owned and were entitled to vote Class B Ordinary Shares, representing in the aggregate approximately [●]% of the Company’s issued and outstanding Ordinary Shares. The Company’s Sponsor, directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Amendment Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Amendment Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the Record Date for (i) each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of the outstanding shares of our ordinary shares, (ii) each of our current directors and executive officers as of the date of this Proxy Statement, and (iii) all of our directors and executive officers as of the date of this Information Statement as a group.

Applicable percentage of ownership is based on 4,151,134 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares that are issued and outstanding and outstanding as of December 28, 2023. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares. Ordinary Shares subject to options, warrants, or other convertible securities exercisable within 60 days after December 28, 2023 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants, or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the ordinary shares shown. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

	Class B Ordinary Shares(1)(2)		Class A Ordinary Shares
Name of Beneficial Owners	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Andrew Cohen(3)	3,035,000	52.78%	—	—	30.65%
Roger Lazarus(4)	46,000	*	—	—	*
Daniel Wainstein(3)	—	—	—	—	—
Lewis Silberman	—	—	—	—	—
Paul Baron	—	—	—	—	—
All current officers and directors as a group (5 individuals)(3)(4)	3,081,000	53.58%	—	—	31.12%

Fulton AC 1 LLC(3)	3,035,000	52.78%	—	—	30.65%
Chain Bridge Group(5)	1,983,335	34.49%	—	—	20.03%
CB Co-Investment LLC(6)	575,665	10.01%	—	—	10.01%
Polar Asset Management Partners Inc.(7)	—	—	415,000	10.00%	4.19%
Exos Asset Management LLC(8)	—	—	390,624	9.41%	3.95%
Radcliffe Capital Management, L.P.(9)	—	—	400,000	9.64%	4.04%

*	Less than one percent.

1.	Unless otherwise specified, the business address of each of the entity and individual is 8 The Green # 17538 Dover, DE 19901.

2.	Interests shown consist solely of founder shares, classified as Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination.

3.	Fulton AC 1 LLC is managed by CLEO I LLC (“CLEO”) of which Andrew Cohen is the manager. CLEO and Mr. Cohen may be deemed to beneficially own the securities reported. Fulton AC is owned 20% by CLEO, 40% by Seven Knots, LLC (“Seven Knotts”) and 40% by Keystone Capital Partners, LLC (“Keystone”). Daniel Wainstein indirectly, through his ownership interest in Seven Knotts and Keystone owns over 50% of the equity interests of Fulton AC. Mr. Wainstein has no control over the voting and dispositive decisions regarding the Company’s securities owned by Fulton AC, which are made solely by the manager of Fulton AC. Accordingly, Mr. Wainstein will not be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, he expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.

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4.	Does not include any shares indirectly owned by this individual as a result of his or her direct or indirect ownership interest in our sponsor.

5.	The managers of Chain Bridge Group are Michael Rolnick, Stephen Bowsher and Christopher Darby. Each manager of Chain Bridge Group has one vote, and the approval of a majority of the managers is required to approve an action of Chain Bridge Group. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no individual manager of Chain Bridge Group exercises voting or dispositive control over any of the securities held by Chain Bridge Group, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each of them expressly disclaims any such beneficial interest to the extent of any pecuniary interest any of them may have therein, directly or indirectly. The business address of Chain Bridge Group is 330 Primrose Road, Suite 500, Burlingame, CA 94010.

6.	CB Co-Investment LLC is the record holder of the securities reported herein. As the sole member of CB Co-Investment LLC, Cowen Investments II LLC may be deemed to beneficially own the securities owned directly by CB Co-Investment LLC. Cowen Investments II LLC is a wholly owned indirect subsidiary of The Toronto-Dominion Bank. The business address of each of CB Co Investment LLC and Cowen Investments II LLC is 599 Lexington Avenue, 20th Floor, New York, NY 10022.

7.	Polar Asset Management Partners Inc. (“Polar”) serves as the investment advisor to Polar Multi-Strategy Master Fund (the “Polar Fund”) with respect to the shares reported herein. Polar may be deemed to beneficially owned the shares directly owned by the Polar Fund. The business address of Polar and the Polar Fund is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

8.	Exos Asset Management LLC (“Exos”) is the investment manager to Exos Collateralized SPAC Holdings Fund LP (the “Collateralized SPAC Fund”). Exos, as the investment manager to the Collateralized SPAC Fund and investment manager to a number of other private funds and a registered investment company, may be deemed to beneficially own the shares reported herein, of which 250,000 such Class A Ordinary Shares are beneficially owned by the Collateralized SPAC Fund. The business address of each such entity and individual is 1370 Broadway, Suite 1450, New York, NY 10018.

9.	Radcliffe Capital Management, L.P. (“Radcliffe”) is the investment advisor to Radclifee SPAC Master Fund, L.P (the “Radcliffe SPAC Fund”). Radcliffe, as the investment advisor to the Radcliffe SPAC Fund, may be deemed to beneficially own the shares reported herein. RGC Management Company, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons of Radcliffe and Radcliffe SPAC GP, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons of the Radcliffe SPAC Fund and each of the aforementioned entities and individuals may be deemed to beneficially own the securities owned directly by Radcliffe SPAC Fund. The business address of each such entity and person is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

As of the Record Date, Fulton AC, CBG, CB Co-Investment and our officers and directors beneficially owned [●] Class B Ordinary Shares representing approximately [●]% of the Company’s issued and outstanding Ordinary Shares and have the right to elect all of our directors prior to the completion of our initial Business Combination. Holders of our Public Shares will not have the right to elect any directors to our Board prior to the completion of our initial Business Combination. Because ownership block, our Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial Business Combination.

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Fulton AC, CBG, CB Co-Investment and our officers and directors and our management team, have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their Class B Shares and any Public Shares purchased by them in connection with the completion of a Business Combination. CBG and CB Co-Investment have also agreed to (i) vote to approve the Amendment Proposal and (ii) to irrevocably exercise such their right to convert all of their Class B Ordinary Shares immediately upon such approval.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing Andrew Cohen or Roger Lazarus at the following:

Chain Bridge I
8 The Green # 17538

Dover, DE 19901

Attn: Andrew Cohen/Roger Lazarus
(302) 597-7438

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.

You may obtain additional copies of this Proxy Statement and the Company’s 2022 Annual Report on Form 10-K, excluding exhibits, at no cost, and you may ask any questions you may have about the Amendment Proposal or Adjournment Proposal by contacting Andrew Cohen or Roger Lazarus at the following:

Chain Bridge I
8 The Green # 17538

Dover, DE 19901

Attn: Andrew Cohen/Roger Lazarus
(302) 597-7438

In order to receive timely delivery of requested documents in advance of the General Meeting, you must make your request for information no later than February 5, 2024.

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ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
CHAIN BRIDGE I

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company shall be amended and restated by the Second Amended and Restated Memorandum and Articles of Association as follows:

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CHAIN BRIDGE I

ADOPTED BY SPECIAL RESOLUTION EFFECTIVE ON ________________ 2024

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COMPANIES ACT (AS REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

CHAIN BRIDGE I

ADOPTED BY SPECIAL RESOLUTION ON ________________ 2024

1              The name of the Company is Chain Bridge I (the “Company”).

2              The Company’s registered office will be situated at the office of CO Services Cayman Limited, PO Boc 10008, Willow House, Cricket Square, Grand Cayman, KY1-1001, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3              The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (as revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4              The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (as revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5              Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (as revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (as revised); or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (as revised).

6              The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7              The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8              1The authorised share capital of the Company is US$50,000.00 divided into 479,000,000 Class A Ordinary Shares of US$0.0001 each, 20,000,000 Class B Ordinary Shares of US$0.0001 each and 1,000,000 Preference Shares of US$0.0001 each. However, subject to the Companies Act (as revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares; and

(b)	to increase or reduce its capital; and

1 Figures to be confirmed.

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(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9              The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

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COMPANIES ACT (AS REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

CHAIN BRIDGE I

ADOPTED BY SPECIAL RESOLUTION ON ________________ 2024

CONTENTS

1.	Definitions, interpretation and exclusion of Table A	31
	Definitions	31
	Interpretation	34
	Exclusion of Table A Articles	35
2.	Commencement of Business	35
3.	Shares	35
	Power to issue Shares and options, with or without special rights	35
	Power to issue fractions of a Share	35
	Power to pay commissions and brokerage fees	36
	Trusts not recognised	36
	Power to vary class rights	36
	Effect of new Share issue on existing class rights	36
	No bearer Shares or warrants	37
	Treasury Shares	37
	Rights attaching to Treasury Shares and related matters	37
4.	Register of Members	37
5.	Share certificates	38
	Issue of share certificates	38
	Renewal of lost or damaged share certificates	38
6.	Lien on Shares	38
	Nature and scope of lien	38
	Company may sell Shares to satisfy lien	38
	Authority to execute instrument of transfer	39
	Consequences of sale of Shares to satisfy lien	39
	Application of proceeds of sale	39
7.	Calls on Shares and forfeiture	39
	Power to make calls and effect of calls	39
	Time when call made	40
	Liability of joint holders	40
	Interest on unpaid calls	40
	Deemed calls	40
	Power to accept early payment	40
	Power to make different arrangements at time of issue of Shares	40
	Notice of default	40
	Forfeiture or surrender of Shares	41
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	41
	Effect of forfeiture or surrender on former Member	41
	Evidence of forfeiture or surrender	41
	Sale of forfeited or surrendered Shares	42
8.	Transfer of Shares	42
	Form of transfer	42
	Power to refuse registration	42
	Power to suspend registration	42
	Company may retain instrument of transfer	42

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9.	Transmission of Shares	42
	Persons entitled on death of a Member	42
	Registration of transfer of a Share following death or bankruptcy	43
	Indemnity	43
	Rights of person entitled to a Share following death or bankruptcy	43
10.	Alteration of capital	43
	Increasing, consolidating, converting, dividing and cancelling share capital	43
	Dealing with fractions resulting from consolidation of Shares	44
	Reducing share capital	44
11.	Redemption and purchase of own Shares	44
	Power to issue redeemable Shares and to purchase own Shares	44
	Power to pay for redemption or purchase in cash or in specie	45
	Effect of redemption or purchase of a Share	45
12.	Class B Share Conversion	45
13	Meetings of Members	46
	Power to call meetings	46
	Content of notice	47
	Period of notice	47
	Persons entitled to receive notice	48
	Publication of notice on a website	48
	Time a website notice is deemed to be given	48
	Required duration of publication on a website	48
	Accidental omission to give notice or non-receipt of notice	48
14.	Proceedings at meetings of Members	49
	Quorum	49
	Lack of quorum	49
	Use of technology	49
	Chairman	49
	Right of a director to attend and speak	49
	Adjournment	49
	Method of voting	50
	Taking of a poll	50
	Chairman’s casting vote	50
	Amendments to resolutions	50
	Written resolutions	51
	Sole-member company	51
15.	Voting rights of Members	51
	Right to vote	51
	Rights of joint holders	51
	Representation of corporate Members	52
	Member with mental disorder	52
	Objections to admissibility of votes	52
	Form of proxy	52
	How and when proxy is to be delivered	53
	Voting by proxy	53
16.	Number of directors	54

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17.	Appointment, disqualification and removal of directors No age limit	54
	Corporate directors	54
	No shareholding qualification	54
	Appointment and removal of directors	54
	Resignation of directors	55
	Termination of the office of director	55
18.	Alternate directors	56
	Appointment and removal	56
	Notices	56
	Rights of alternate director	56
	Appointment ceases when the appointor ceases to be a director	57
	Status of alternate director	57
	Status of the director making the appointment	57
19.	Powers of directors	57
	Powers of directors	57
	Appointments to office	57
	Remuneration	58
	Disclosure of information	58
20.	Delegation of powers	59
	Power to delegate any of the directors’ powers to a committee	59
	Power to appoint an agent of the Company	59
	Power to appoint an attorney or authorised signatory of the Company	59
	Power to appoint a proxy	60
21.	Meetings of directors	60
	Regulation of directors’ meetings	60
	Calling meetings	60
	Notice of meetings	60
	Period of notice	60
	Use of technology	60
	Place of meetings	60
	Quorum	60
	Voting	61
	Validity	61
	Recording of dissent	61
	Written resolutions	61
	Sole director’s minute	61
22.	Permissible directors’ interests and disclosure	61
	Permissible interests subject to disclosure	61
	Notification of interests	62
	Voting where a director is interested in a matter	62
23.	Minutes	62
24.	Accounts and audit	62
	No automatic right of inspection	62
	Sending of accounts and reports	62
	Validity despite accidental error in publication on website	62
	Audit	63
25.	Financial year	63
26.	Record dates	64

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27.	Dividends	64
	Declaration of dividends by Members	64
	Payment of interim dividends and declaration of final dividends by directors	64
	Apportionment of dividends	64
	Right of set off	65
	Power to pay other than in cash	65
	How payments may be made	65
	Dividends or other moneys not to bear interest in absence of special rights	65
	Dividends unable to be paid or unclaimed	66
28.	Capitalisation of profits	66
	Capitalisation of profits or of any share premium account or capital redemption reserve	66
	Applying an amount for the benefit of members	66
29.	Share premium account	67
	Directors to maintain share premium account	67
	Debits to share premium account	67
30.	Seal	67
	Company seal	67
	Duplicate seal	67
	When and how seal is to be used	67
	If no seal is adopted or used	68
	Power to allow non-manual signatures and facsimile printing of seal	68
	Validity of execution	68
31.	Indemnity	68
	Indemnity	68
	Release	68
	Insurance	69
32.	Notices	69
	Form of notices	69
	Electronic communications	69
	Persons authorised to give notices	70
	Delivery of written notices	70
	Joint holders	70
	Signatures	70
	Evidence of transmission	70
	Giving notice to a deceased or bankrupt Member	70
	Date of giving notices	70
	Saving provision	71
33.	Authentication of Electronic Records	71
	Application of Articles	71
	Authentication of documents sent by Members by Electronic means	71
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	71
	Manner of signing	72
	Saving provision	72
34.	Transfer by way of continuation	72
35.	Winding up	72
	Distribution of assets in specie	72
	No obligation to accept liability	73
	The directors are authorised to present a winding up petition	73
36.	Amendment of Memorandum and Articles	73
	Power to change name or amend Memorandum	73
	Power to amend these Articles	73
37.	Mergers and Consolidations	73
38.	Business Combination	73
39.	Certain Tax Filings	76
40.	Business Opportunities	77
41.	Exclusive forum; Statute of limitations; Payment of fees	77

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COMPANIES ACT (AS REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

CHAIN BRIDGE I

ADOPTED BY SPECIAL RESOLUTION ON ________________ 2024

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (as revised).

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a) these Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time; or

(b) two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 24.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a partner business), which Business Combination: (a) must be with one or more partner businesses that together have an aggregate fair market value of at least 80% of the net assets held in the trust account (excluding the amount of deferred underwriting discounts held in trust and taxes payable on the interest earned on the trust account) at the time of signing the agreement to enter into the Business Combination; and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

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Class A Ordinary Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Ordinary Share means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

Clear Days, in relation to a period of notice, means that period excluding:

(a) the day when the notice is given or deemed to be given; and

(b) the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (as revised).

Electronic Record has the meaning given to that term in the Electronic Transactions Act (as revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (as revised).

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and Paid Up:

(a) in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b) in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 38.6.

Islands means the British Overseas Territory of the Cayman Islands.

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Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means a Class A Ordinary Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 38.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a Class A Ordinary Share, a Class B Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

(a) includes stock (except where a distinction between shares and stock is expressed or implied); and

(b) where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Sponsor means Chain Bridge Group, a Cayman Islands limited liability company.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

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Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of units simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2           In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a) A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i) any statutory modification, amendment or re-enactment; and

(ii) any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b) Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c) If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d) A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e) A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f) Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g) All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h) The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i) The words including, include and in particular or any similar expression are to be construed without limitation.

(j) Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k) Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l) The term "holder" in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

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Exclusion of Table A Articles

1.3 The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2. Commencement of Business

2.1           The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2           The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3. Shares

Power to issue Shares and options, with or without special rights

3.1           Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 12. No Share may be issued at a discount except in accordance with the provisions of the A.

3.2          Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a) either at a premium or at par;

(b) with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3.3           The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4           The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

3.5           Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

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Power to pay commissions and brokerage fees

3.6           The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a) subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b) procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

3.7           The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

3.8           Except as required by Applicable Law:

(a) the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b) no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9           If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a) the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b) the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

3.10         For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a) the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b) any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

3.11         Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

3.12          With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a) It shall be treated as if it were a share premium.

(b) Unless the Member agrees otherwise:

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(i) if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii) if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c) It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

3.13          The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14          Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a) the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b) the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

3.15          No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16          The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a) the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b) a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17          Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

3.18          Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

4. Register of Members

4.1          The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2          The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

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5. Share certificates

Issue of share certificates

5.1          Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled (if approved by the Directors):

(a) without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b) upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2          Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3          The Company shall not be bound to issue any certificate for Shares. In the event of a certificate being issued in respect of Shares held jointly, the Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

5.4          If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a) evidence;

(b) indemnity;

(c) payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d) payment of a reasonable fee, if any, for issuing a replacement share certificates the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

6. Lien on Shares

Nature and scope of lien

6.1          The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a) either alone or jointly with any other person, whether or not that other person is a Member; and

(b) whether or not those moneys are presently payable.

6.2          At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3          The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a) the sum in respect of which the lien exists is presently payable;

(b) the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

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(c) that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

6.4          The Shares may be sold in such manner as the directors determine.

6.5          To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6          To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

6.7          On sale pursuant to the preceding Articles:

(a) the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b) that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

6.8          The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a) if no certificate for the Shares was issued, at the date of the sale; or

(b) if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation,

but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

7. Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1          Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2          Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3          A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

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Time when call made

7.4          A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5          Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

7.6          If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a) at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b) if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

7.7          Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8          The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

7.9          Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10          If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a) the amount unpaid;

(b) any interest which may have accrued;

(c) any expenses which have been incurred by the Company due to that person’s default.

7.11          The notice shall state the following:

(a) the place where payment is to be made; and

(b) a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

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Forfeiture or surrender of Shares

7.12          If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

7.13          The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14          A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

7.15          On forfeiture or surrender:

(a) the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b) that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

7.16          Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a) all expenses; and

(b) interest from the date of forfeiture or surrender until payment:

(i) at the rate of which interest was payable on those moneys before forfeiture; or

(ii) if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

7.17          A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a) that the person making the declaration is a director or Secretary of the Company, and

(b) that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

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Sale of forfeited or surrendered Shares

7.18          Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

8. Transfer of Shares

Form of transfer

8.1          Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a) where the Shares are Fully Paid, by or on behalf of that Member; and

(b) where the Shares are partly paid, by or on behalf of that Member and the transferee.

8.2          The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3          If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4          The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5          The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

9. Transmission of Shares

Persons entitled on death of a Member

9.1          If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a) where the deceased Member was a joint holder, the survivor or survivors; and

(b) where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2          Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

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Registration of transfer of a Share following death or bankruptcy

9.3          A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a) to become the holder of the Share; or

(b) to transfer the Share to another person.

9.4          That person must produce such evidence of his entitlement as the directors may properly require.

9.5          If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6          If the person elects to transfer the Share to another person then:

(a) if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b) if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

9.7 All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

9.8          A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9          A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

10. Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1          To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a) increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b) consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c) convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d) sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e) cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

10.2          Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a) sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b) distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3          Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11. Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1          Subject to the Act and Article 38, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors:

(a) issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b) with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c) purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

11.2          With respect to redeeming, repurchasing or surrendering of Shares:

(a) Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 38.3;

(b) Class B Ordinary Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Ordinary Shares will represent 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c) Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 38.2(b).

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Power to pay for redemption or purchase in cash or in specie

11.3          When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

11.4          Upon the date of redemption or purchase of a Share:

(a) the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i) the price for the Share; and

(ii) any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b) the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c) the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11.5          For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12. Class B Share Conversion

12.1          Save and except for the conversion rights referred to in this Article 12 and as otherwise set out in these Articles, subject to Article 3.9, the rights attaching to the Class A Ordinary Shares and the Class B Ordinary Shares shall rank pari passu in all respects, and the Class A Ordinary Shares and Class B Ordinary Shares shall vote together as a single class on all matters.

12.2          On the first business day following the consummation of the Company’s initial Business Combination, the issued Class B Ordinary Shares shall automatically be converted into such number of Class A Ordinary Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

(a) the total number of Class A Ordinary Shares issued (excluding the private placement shares underlying the private placement warrants) upon completion of the IPO (including pursuant to the Over-Allotment Option, if applicable), plus

(b) the sum of (i) the total number of Class A Ordinary Shares issued or deemed issued, or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination, any Class A Ordinary Shares, any forward purchase securities issued to Franklin Strategic Series - Franklin Growth Opportunities Fund and private placement warrants issued to the Sponsor, members of the Company’s management team or their Affiliates and any warrants issued upon conversion of working capital loans, if any, minus (ii) the total number of Public Shares repurchased pursuant to the IPO Redemption.

12.3          At any point prior to a Business Combination any holder of Class B Ordinary Shares may be entitled to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-to-one basis upon written notice to the Company electing to convert some or all of such holder's Class B Ordinary Shares. Upon receipt of such written notice, the Company shall update its records to reflect such conversion as soon as reasonable practicable. Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

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12.4          References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Ordinary Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Ordinary Shares into which the Class B Ordinary Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Ordinary Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Ordinary Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

12.5          Notwithstanding anything to the contrary in this Article 12, in no event may any Class B Share convert into Class A Ordinary Shares at a ratio that is less than one-for-one. Each Class B Share shall convert into its pro rata number of Class A Ordinary Shares as set forth in this Article 12. The pro rata share for each holder of Class B Ordinary Shares will be determined as follows: Each Class B Share shall convert into such number of Class A Ordinary Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Ordinary Shares into which all of the issued Class B Ordinary Shares shall be converted pursuant to this Article and the denominator of which shall be the total number of issued Class B Ordinary Shares at the time of conversion.

12.6          The directors shall not allot or issue Class A Ordinary Shares such that the number of authorised but unissued Class A Ordinary Shares would at any time be insufficient to permit the conversion of all Class B Ordinary Shares from time to time issued into Class A Ordinary Shares.

13. Meetings of Members

Power to call meetings

13.1          To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

13.2          The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

13.3          Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

13.4          All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

13.5          The directors may call a general meeting at any time.

13.6          If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

13.7          The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

13.8          The requisition must be in writing and given by one or more Members who together hold at least 40% of the rights to vote at such general meeting.

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13.9          The requisition must also:

(a) specify the purpose of the meeting.

(b) be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c) be delivered in accordance with the notice provisions.

13.10          Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

13.11          Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

13.12          Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

13.13          Notice of a general meeting shall specify each of the following:

(a) the place, the date and the hour of the meeting;

(b) if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c) subject to paragraph (d), the general nature of the business to be transacted; and

(d) if a resolution is proposed as a Special Resolution, the text of that resolution.

13.14          In each notice there shall appear with reasonable prominence the following statements:

(a) that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b) that a proxyholder need not be a Member.

Period of notice

13.15          At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a) in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b) in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

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Persons entitled to receive notice

13.16          Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a) the Members;

(b) persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c) the directors.

Publication of notice on a website

13.17          Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a) the publication of the notice on the website;

(b) the place on the website where the notice may be accessed;

(c) how it may be accessed; and

(d) the place, date and time of the general meeting.

13.18          If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

13.19          A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

13.20          Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

13.21          Proceedings at a meeting shall not be invalidated by the following:

(a) an accidental failure to give notice of the meeting to any person entitled to notice; or

(b) non-receipt of notice of the meeting by any person entitled to notice.

13.22          In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a) in a different place on the website; or

(b) for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

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14. Proceedings at meetings of Members

Quorum

14.1          Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 38.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Lack of quorum

14.2          If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a) If the meeting was requisitioned by Members, it shall be cancelled.

(b) In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

14.3          A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

14.4          The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

14.5          If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

14.6          Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

14.7          The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

14.8          Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

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14.9            If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

14.10          When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

14.11          A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

14.12          A poll demanded on the question of adjournment shall be taken immediately.

14.13          A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

14.14          The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

14.15          A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

14.16          If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

14.17          An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a) not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b) the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

14.18          A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a) the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b) the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

14.19          If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

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Written resolutions

14.20          Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a) all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b) all Members entitled so to vote :

(i) sign a document; or

(ii) sign several documents in the like form each signed by one or more of those Members; and

(c) the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

14.21          If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

14.22          The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

14.23          If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

15. Voting rights of Members

Right to vote

15.1          Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

15.2          Members may vote in person or by proxy.

15.3          Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

15.4          A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

15.5          No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

15.6          If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

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Representation of corporate Members

15.7          Save where otherwise provided, a corporate Member must act by a duly authorised representative.

15.8          A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

15.9          The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

15.10          The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

15.11          Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

15.12          A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

15.13          If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

15.14          A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

15.15          For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

15.16          An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

15.17          An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

15.18          The instrument must be in writing and signed in one of the following ways:

(a) by the Member; or

(b) by the Member’s authorised attorney; or

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(c) if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

15.19          The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

15.20          A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

15.21          Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a) In the case of an instrument in writing, it must be left at or sent by post:

(i) to the registered office of the Company; or

(ii) to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b) If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i) in the notice convening the meeting; or

(ii) in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii) in any invitation to appoint a proxy issued by the Company in relation to the meeting.

15.22          Where a poll is taken:

(a) if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b) but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

15.23          If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

15.24          A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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16. Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

17. Appointment, disqualification and removal of directors No age limit

17.1          There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

17.2          Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

17.3          Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

17.4          The directors shall be divided into three classes: Class I, Class II, and Class III. The number of directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting, and Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

17.5          Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Ordinary Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Class B Ordinary Shares remove any director. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Ordinary Shares shall have no right to vote on the appointment or removal of any director.

17.6          After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

17.7          Article 17.5 may only be amended by a Special Resolution passed by holders representing at least two-thirds of the Class B Ordinary Shares in issue.

17.8          Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

17.9          Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

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(a) where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b) if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i) the expression personal representatives of the last shareholder means:

(A) until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B) after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii) without derogating from section 3(1) of the Succession Act (as revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

17.10          A remaining director may appoint a director even though there is not a quorum of directors.

17.11          No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

17.12          For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

17.13          A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

17.14          Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

17.15          A director’s office shall be terminated forthwith if:

(a) he is prohibited by the law of the Islands from acting as a director; or

(b) he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c) in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d) he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e) without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f) all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

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18. Alternate directors

Appointment and removal

18.1          Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a) by notice in writing in accordance with the notice provisions;

(b) if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 33.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 18.4(c)).

18.2          Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 18.4.

18.3          A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 18.1.

18.4          A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a) by notice in writing in accordance with the notice provisions;

(b) if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 33.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c) if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 33.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d) if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

18.5          All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

18.6          An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

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18.7         For the avoidance of doubt:

(a) if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b) if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

18.8         An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

18.9         An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

18.10       An alternate director shall carry out all functions of the director who made the appointment.

18.11       Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

18.12       An alternate director is not the agent of the director appointing him.

18.13       An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

18.14       A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

19. Powers of directors

Powers of directors

19.1         Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

19.2         No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

19.3         The directors may appoint a director:

(a) as chairman of the board of directors;

(b) as vice-chairman of the board of directors;

(c) as managing director;

(d) to any other executive office for such period and on such terms, including as to remuneration, as they think fit.

19.4         The appointee must consent in writing to holding that office.

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19.5          Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

19.6         If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

19.7 Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

 (a) as Secretary; and

 (b) to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

19.8          The Secretary or Officer must consent in writing to holding that office.

19.9          A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

19.10        The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

19.11        Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

19.12        Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

19.13        The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a) the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b) such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c) such disclosure is in accordance with any contract entered into by the Company; or

(d) the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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20. Delegation of powers

Power to delegate any of the directors’ powers to a committee

20.1          The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors.

20.2          The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

20.3          The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

20.4          Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

20.5          The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

20.6          The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a) by causing the Company to enter into a power of attorney or agreement; or

(b) in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

20.7          The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a) for any purpose;

(b) with the powers, authorities and discretions;

(c) for the period; and

(d) subject to such conditions as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

20.8          Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

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Power to appoint a proxy

20.9          Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

20.10          Articles 18.1 to 18.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

20.11        A proxy is an agent of the director appointing him and is not an Officer.

21. Meetings of directors

Regulation of directors’ meetings

21.1         Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

21.2          Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

21.3          Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

21.4          At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

21.5          A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

21.6          A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

21.7          If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

21.8          The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

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Voting

21.9          A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

21.10          Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

21.11          A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a) his dissent is entered in the minutes of the meeting; or

(b) he has filed with the meeting before it is concluded signed dissent from that action; or

(c) he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

21.12        The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

21.13        Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

21.14        Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

21.15        Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

22. Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

22.1         Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

22.2          If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a) be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b) be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

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22.3          Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

22.4          If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

22.5          For the purposes of the preceding Articles:

(a) a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b) an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

22.6          A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

22.7          Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

23. Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

24. Accounts and audit

Accounting and other records

24.1          The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

24.2          Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

24.3          The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

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(a) they are sent to that person in accordance with the notice provisions: or

(b) they are published on a website providing that person is given separate notice of:

(i) the fact that publication of the documents has been published on the website;

(ii) the address of the website; and

(iii) the place on the website where the documents may be accessed; and

(iv) how they may be accessed.

24.4          If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

24.5          Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a) the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b) the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

24.6          If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a) those documents are, by accident, published in a different place on the website to the place notified; or

(b) they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

24.7          The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

24.8          Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

24.9          If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

24.10          The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

24.11          If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

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24.12        Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

24.13        Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

24.14        Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

24.15        The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

25. Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a) shall end on 31st December in the year of its incorporation and each following year; and

(b) shall begin when it was incorporated and on 1st January each following year.

26. Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a) calling a general meeting;

(b) declaring or paying a dividend;

(c) making or issuing an allotment of Shares; or

(d) conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

27. Dividends

Declaration of dividends by Members

27.1          Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

27.2          The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

27.3          Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

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(a) Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b) Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

27.4          In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a) If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non- preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b) The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c) If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

27.5          Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

27.6          The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

27.7          If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a) issue fractional Shares;

(b) fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c) vest some assets in trustees.

How payments may be made

27.8          A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a) if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

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(b) by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

27.9          For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

27.10         If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a) to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b) to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

27.11        Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

27.12        Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

27.13        If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

27.14        A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

28. Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

28.1          The directors may resolve to capitalise:

(a) any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b) any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

28.2          The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a) by paying up the amounts unpaid on that Member’s Shares;

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(b) by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

28.2          The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

28.3          Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

29. Share premium account directors to maintain share premium account

29.1          The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

29.2          The following amounts shall be debited to any share premium account:

(a) on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b) any other amount paid out of a share premium account as permitted by the Act.

29.3          Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

30. Seal

Company seal

30.1          The Company may have a seal if the directors so determine.

Duplicate seal

30.2          Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

30.3          A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a) by a director (or his alternate) and the Secretary; or

(b) by a single director (or his alternate).

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If no seal is adopted or used

30.4          If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a) by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b) by a single director (or his alternate); or

(c) in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

30.5          The directors may determine that either or both of the following applies:

(a) that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b) that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

30.6          If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

31. Indemnity

Indemnity

31.1          To the extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a) all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b) without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

31.2          To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

31.3          To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

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Insurance

31.4          To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a) an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i) the Company;

(ii) a company which is or was a subsidiary of the Company;

(iii) a company in which the Company has or had an interest (whether direct or indirect); and

(b) a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

32. Notices

Form of notices

32.1          Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a) in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b) subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c) where these Articles expressly permit, by the Company by means of a website.

Electronic communications

32.2          Without limitation to Articles 18.1 to 18.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 20.8 to 20.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a) the directors so resolve;

(b) the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c) the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

   If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

32.3            A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

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Persons authorised to give notices

32.4          A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

32.5          Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

32.6          Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

32.7          A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

32.8          An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

32.9          A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

32.10          A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

32.11        A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

32.12        Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

32.13        A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted

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Method for giving notices	When taken to be given
If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

32.14        None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

33. Authentication of Electronic Records

Application of Articles

33.1          Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 33.2 or Article 33.4 applies.

Authentication of documents sent by Members by Electronic means

33.           An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a) the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b) the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c) Article 33.7 does not apply.

33.3          For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 33.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

33.4          An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a) the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b) the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

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(c) Article 33.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

33.5          For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 33.7 applies.

Manner of signing

33.6          For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

33.7          A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a) believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b) believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c) otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

34. Transfer by way of continuation

34.1          The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a) the Islands; or

(b) such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

34.2          To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a) an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b) all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

35. Winding up

Distribution of assets in specie

35.1          If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a) to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

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(b) to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

35.2          No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

35.3          The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

36. Amendment of Memorandum and Articles

Power to change name or amend Memorandum

36.1          Subject to the Act, the Company may, by Special Resolution:

(a) change its name; or

(b) change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

36.2          Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

37. Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

38. Business Combination

38.1          Notwithstanding any other provision of these Articles, this Article 38 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 38.10. In the event of a conflict between this Article 38 and any other Articles, the provisions of this Article 38 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

38.2          Prior to the consummation of any Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a “Tender Offer”) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

38.3          If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

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38.4          If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

38.5          At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

38.6          Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the “Redemption Price”), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

38.7          The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

38.8          In the event that the Company has not consummated an initial Business Combination within 18 months from the date of the closing of the IPO, the Company may, by resolution of the board of directors of the Company if requested by the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a business combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account $2,000,000 (or up to $2,300,000) if the underwriters’ over-allotment option is exercised in full) ($0.10 per unit in either case), for each of the available three-month extensions, for a total payment of up to $4,000,000 (or up $4,600,000 if the underwriters’ over-allotment option is exercised in full) ($0.20 per unit in either case), in exchange for one or more non-interest bearing, unsecured promissory notes. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor. If the Company does not complete a Business Combination by the applicable deadline to consummate an initial Business Combination, the loans will be repaid only from funds held outside of the Trust Account.

38.9          In the event that the Company does not consummate a Business Combination by 15 November 2024, the Company shall:

(a) cease all operations except for the purpose of winding up;

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(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

38.10          In the event that any amendment is made to these Articles:

(a) that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii) redeem 100% of the Public Shares for a pro rata portion of the funds held in the Trust Account, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us, divided by the number of then outstanding Public Shares, subject to applicable law, if the Company has not consummated an initial Business Combination within eighteen months after the closing of the IPO (or 24 months from the closing of the IPO if such date is extended in accordance with these Articles)) pursuant to Article 38.8; or

(b) with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an “Amendment Redemption”) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

38.11        Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a) to the Company, until completion of any Business Combination; or

(b) to the Members holding Public Shares, until the earliest of:

(i) a repurchase of Shares by means of a Tender Offer pursuant to Article 38.2(b);

(ii) an IPO Redemption pursuant to Article 38.6;

(iii) a distribution of the Trust Account pursuant to Article 38.8; or

(iv) an Amendment Redemption pursuant to Article 38.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

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38.12        After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with the Public Shares:

(i) on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii) to approve an amendment to these Articles to:

(A) extend the time the Company has to consummate a Business Combination beyond 18 months after the closing of the IPO (or 24 months from the closing of the IPO if such date is extended in accordance with these Articles)); or

(B) amend the foregoing provisions of these Articles.

38.13          The Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the amount of deferred underwriting discounts held in the Trust Account and taxes payable on the interest earned on the Trust Account) at the time of the Company’s signing the agreement to enter into a Business Combination. An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

38.14        The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a) any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b) any director or Officer of the Company and any Affiliate or relative of such director or Officer.

38.14        A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

38.15        The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, which is a member of United States Financial Industry Regulatory Authority, or another independent valuation or accounting firm that such a Business Combination or transaction is fair to the Company from a financial point of view.

38.16        Any Business Combination must be approved by the a majority of the Independent Directors.

39. Certain Tax Filings

39.1          Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

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40. Business Opportunities

40.1          In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

40.2          To the fullest extent permitted by Applicable Law, the Investor Group and the Investor Group Related Persons shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either the Investor Group or the Investor Group Related Persons, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, the Investor Group and the Investor Group Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director of the Company and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Investor Group Related Person solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

40.3          Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

40.4          To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

41. Exclusive Forum; Statute of Limitations; Payment of Fees

41.1          All internal corporate claims, including (i) any claim of (or based upon) a breach of fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or its shareholders; (ii) any action asserting a claim arising pursuant to any provision of Cayman Islands law, the Memorandum, or the Articles, shall be governed by the laws of the Cayman Islands and any such internal corporate claim, action, suit, or proceeding brought by any shareholder against, or on behalf of, the Company and its affiliates or any of its current or former officers, directors or employees shall, unless the Company consents in writing to the selection of an alternative forum, be submitted to the courts of the Cayman Islands, which shall be the sole and exclusive forum for any such internal corporate claim, action, suit or proceeding brought by any shareholder against, or on behalf of, the Company and its affiliates or any of its current or former officers, directors or employees.

(a) Any internal corporate claim, action, suit or proceeding described in this Article 41.1. brought by any shareholder against the Company, and its affiliates, and any of the current or former directors, officers, principals, employees or agents of the foregoing, or on behalf of the Company or any shareholder, shall be barred unless it is initiated within one year of the date that such shareholder knew of, should have known of, or could have discovered, with reasonable diligence, the event which is the subject matter of such action, suit, claim or proceeding.

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(b) Any shareholder who fails to prevail, upon final judgment rendered without further opportunity to appeal or not timely appealed, in any internal corporate claim, action, suit or proceeding described in this Article 41.1 shall pay the legal fees and costs incurred by the opposing party or parties, including the Company and any of its current or former officers, directors or employees on a full contractual indemnity basis.

41.2          Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for any causes of actions or suits asserting a claim arising under the U.S. Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

41.3          The provisions of this Article 41 shall not apply to any causes of action or suits arising from any act, omission, state of affairs or other circumstances giving rise to a claim under the Securities Exchange Act of 1934, as amended, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

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CHAIN BRIDGE I

8 The Green # 17538

Dover, DE 19901

EXTRAORDINARY GENERAL MEETING

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON FEBRUARY 14, 2024

PROXY CARD

Please mark vote as indicated in this example ☐

CHAIN BRIDGE I — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSALS 1 AND 2.

1.

Proposal No. 1 — Amendment Proposal — to consider and vote upon a proposal by special resolution to amend (the “Amendment Proposal”) to (1) extend from February 15, 2024 (the “Existing Termination Date’) to November 15, 2024 (the “Extended Termination Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, (2) provide for the right of the holders of our Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), to convert such shares into shares of our Class A Ordinary Shares, par value $0.0001 per share (the “Class A Shares”), on a one-to-one basis at the election of such holders. Class A Shares issued upon conversion of Class B Shares will not be entitled to receive funds from the Trust Account through redemptions or otherwise and (3) to remove a statement that there are no limits on the number of Ordinary Shares which may be issued by the Company and to clarify that the Company may issue and that certificates may, but are not required, to be issued to evidence ownership of Ordinary Shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, only to be presented at the General Meeting if there are not sufficient votes to approve the Amendment Proposal.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

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Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2. If any other matters properly come before the Extraordinary General Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

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